UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 20, 2025

REBORN COFFEE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41479	47-4752305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 N. Berry Street, Brea, CA	92821
(Address of principal executive offices)	(Zip Code)

(714) 784-6369

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REBN	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 20, 2025, Reborn Coffee, Inc. (the “Company”) held its annual meeting of stockholders for its fiscal year ended December 31, 2025 (the “Annual Meeting”). As of October 2, 2025, the record date for the Annual Meeting, 5,967,107 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), were outstanding, entitled to 5,967,107 votes at the Annual Meeting. Holders of 4,125,412 shares of the Company’s Common Stock were present in person or by proxy at the Annual Meeting, representing 69.13% of the total outstanding shares of Common Stock, constituting a quorum pursuant to the Company’s bylaws. At the Annual Meeting, two proposals were submitted to the Company’s stockholders. A brief summary of the matters voted upon by stockholders at the Annual Meeting is set forth below, and the proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 10, 2025. The voting results reported below are final.

Proposal No. 1

The Company’s stockholders elected Farooq M. Arjomand, Jay Kim, Dennis R. Egidi, Jung Jae Lim, Andy Nasim, Mi Young Jeong, and Alex Guo to the Company’s Board of Directors, to hold office until the 2026 annual meeting of stockholders or until such director’s respective successors are elected or appointed and qualified or until any such director’s earlier resignation or removal, based upon the following votes:

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Farooq M. Arjomand	2,755,960	106,537	-
Jay Kim	2,765,267	97,230	-
Dennis R. Egidi	2,813,993	48,504	-
Jung Jae Lim	2,792,745	69,752	-
Andy Nasim	2,833,774	28,723	-
Mi Young Jeong	2,790,132	72,365	-
Alex Guo	2,790,426	72,071	-

Proposal No. 2

The Company’s stockholders ratified the appointment of BCRG Group as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, based upon the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
4,048,719	75,372	1,321	-

Proposal No. 3

The proposal to approve an adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies if there were not sufficient votes in favor of the foregoing proposals was withdrawn because the Company’s stockholders approved and adopted the foregoing proposal, as noted above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2025

REBORN COFFEE, INC.

By:	/s/ Jay Kim
Name:	Jay Kim
Title:	Chief Executive Officer

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